UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2023

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-12820 (Commission File Number)	54-1284688 (I.R.S. Employer Identification No.)

628 Main Street, Danville, Virginia 24541
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (434) 792-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AMNB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                         ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

American National Bankshares Inc. (“American National”) held a special meeting of shareholders on November 14, 2023 (the “Special Meeting”) to consider and vote on three proposals related to American National’s proposed merger with Atlantic Union Bankshares Corporation (“Atlantic Union”).  At the close of business on the record date of the Special Meeting, there were a total of 10,629,111 shares of American National’s common stock outstanding, of which 10,464,449 shares were entitled to vote at the Special Meeting. Descriptions of the proposals and the final voting results are set forth below.

1.
A proposal to approve the Agreement and Plan of Merger, dated as of July 24, 2023, as it may be amended from time to time, by and between Atlantic Union and American National, under which American National will merge with and into Atlantic Union (the “Merger”), with Atlantic Union continuing as the surviving corporation (the “Merger Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,032,436	205,374	65,988	—

2.
A proposal to approve, on an advisory (non-binding) basis, specified compensation that may be paid or become payable to the named executive officers of American National that is based on or otherwise relates to the Merger (the “Compensation Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,303,376	2,791,475	208,934	—

3.	A proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of approval of the Merger Proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,654,183	556,881	92,734	—

Each of the proposals received the necessary votes to be approved and therefore, no adjournment of the Special Meeting was required to solicit additional votes. Accordingly, the Merger Proposal and the Compensation Proposal have been approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American National Bankshares Inc.
(Registrant)

Date: November 15, 2023	By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer

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